                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14A-6(E)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



               PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                                                                 [LOGO of PIMCO]

               PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

                           840 NEWPORT CENTER DRIVE
                        NEWPORT BEACH, CALIFORNIA 92660
                                (800) 927-4648

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                APRIL 12, 1996

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund") will be held at the offices of Pacific Investment Management Company ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, on April 12, 1996 at 10:00 a.m., Pacific time, or at such adjourned time as may be necessary for the holders of a majority of the outstanding shares of the Fund to vote (the "Meeting"), for the following purposes:

    (1) To elect members to the Board of Directors of the Fund to hold office for the terms specified and until their successors are elected and qualify;

    (2) To ratify the selection of Ernst & Young LLP as independent public accountants of the Fund for its fiscal year ending December 31, 1996; and

    (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on March 8, 1996 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

  You are cordially invited to attend the Meeting. All shareholders are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors,

                                                     Garlin G. Flynn
                                                        Secretary

Newport Beach, California
Dated: March 15, 1996

  PLEASE RESPOND--YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND MAIL THE PROXY IN THE MANNER PROVIDED. IT IS IMPORTANT THAT YOU RETURN YOUR PROXY AS SOON AS POSSIBLE TO ASSURE THAT YOUR PROXY WILL BE VOTED AND TO AVOID ANY ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION.

                                PROXY STATEMENT

               PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

                           840 NEWPORT CENTER DRIVE
                        NEWPORT BEACH, CALIFORNIA 92660
                                (800) 927-4648

                               ----------------

                        ANNUAL MEETING OF SHAREHOLDERS
                                APRIL 12, 1996

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund"), a Maryland corporation, to be voted at the Annual Meeting of Shareholders of the Fund to be held at 840 Newport Center Drive, Newport Beach, California 92660, on April 12, 1996 at 10:00 a.m., Pacific time, and at any adjournment thereof (the "Meeting"). The approximate mailing date of this Proxy Statement is March 15, 1996. The Fund's Annual Report for the year ended December 31, 1995, including audited financial statements, previously has been sent to shareholders, and is available upon request to the Fund without charge by calling the toll-free number referenced above.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted in favor of Proposals 1 and 2. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

  In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the proxy holders will vote proxies which they are entitled to vote FOR any proposals in favor of such an adjournment, and will vote those proxies required to be voted AGAINST a proposal to be voted on at such adjournment, against adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval.

  The Board of Directors has fixed the close of business on March 8, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting (the "Record Date"). Shareholders on the Record Date will be entitled to one vote for each share held. As of the Record Date, the Fund had outstanding 11,007,169 shares of common stock, par value $.001 per share. As of the Record Date, The Linder Dividend Fund, Inc. 7711 Carondelet, P.O. Box 11208, St. Louis, MO 63105 held 592,300 (5.38%) shares of common stock of the Fund.

                       PROPOSAL 1: ELECTION OF DIRECTORS

  The Fund's Articles of Incorporation provide that the Fund's Board of Directors shall be divided into three classes, as nearly equal in number as possible, and shall be designated as Class I, Class II and Class III. The initial terms of the Class II Directors expire this year. The initial terms of the Class I and Class III Directors will expire in 1998 and 1997, respectively, when their respective successors are elected and qualify. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying for up to two years the replacement of a majority of the Board of Directors. Thomas P. Kemp and Vern
O. Curtis, Class II Directors, have been nominated for re-election by the Board of Directors to serve another term, which would expire in 1999.

  Mr. William J. Popejoy was appointed by the Board of Directors on August 22, 1995 to serve as a Class I Director; his term expires in 1998. The Board of Directors is seeking shareholder approval of Mr. Popejoy's appointment as a Class I Director (Messrs. Kemp, Curtis and Popejoy collectively the "Nominees"). The Nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

  It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the Nominees. The Board of Directors of the Fund knows of no reason why any of the Nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominee as the Board of Directors may recommend. The Board of Directors recommends that shareholders vote FOR the election of the Nominees to the Fund's Board of Directors.

  The following table sets forth certain information concerning each of the Directors of the Fund, however, only the Nominees are standing for election.

  The Class I Directors are:

                        CLASS I (TERM EXPIRING IN 1998):

                                                                             SHARES OF COMMON
                                                                            STOCK BENEFICIALLY
                                                                              OWNED AND % OF
                           PRINCIPAL OCCUPATION         POSITION(S) WITH    TOTAL OUTSTANDING
NAME, ADDRESS AND AGE     AND OTHER DIRECTORSHIPS           THE FUND           AT 3/8/96(1)
---------------------  ----------------------------  ---------------------  ------------------
Guilford C. Babcock    Associate Professor of        Director (since 7/93)         -0-
School of Business     Finance, University of
 Administration        Southern California (1968-
University of          present); Trustee, PIMCO
Southern               Funds (1987-present);
 California            Director, AMCAP Fund (1980-
Los Angeles, CA        present)
90089-1421             and Fundamental Investors
Age: 64                Fund (1991-present) of the
                       Capital Group; Director,
                       Good Hope
                       Medical Foundation
                       (1980-present).

William J. Popejoy     Chairman, Western Vinyl       Director (since 8/95          -0-
10036 Freeman          Manufacturing (1995-          and 7/93-2/95)
 Avenue                present); Partner, Butler
Santa Fe Springs,      Popejoy Group (1992-
CA                     present); Trustee, PIMCO
90670                  Funds (July 1993-February
Age: 57                1995 and August 1995-
                       present); formerly Chief
                       Executive Officer, Orange
                       County, California (February
                       1995 to August 1995);
                       Principal, Castine Partners
                       (1989-1992); Chief Executive
                       Officer, Financial
                       Corporation of America,
                       American Savings & Loan
                       (1984-1988).

  The Class II Directors are:

                       CLASS II (TERM EXPIRING IN 1999):

                                                                             SHARES OF COMMON
                                                                            STOCK BENEFICIALLY
                                                                              OWNED AND % OF
                           PRINCIPAL OCCUPATION         POSITION(S) WITH    TOTAL OUTSTANDING
NAME, ADDRESS AND AGE     AND OTHER DIRECTORSHIPS           THE FUND           AT 3/8/96(1)
---------------------  ----------------------------  ---------------------  ------------------
Thomas P. Kemp         Co-Chairman, U.S. Committee   Director (since 7/93)          -0-
3501 Jamboree Road,    to Assist Russian Reform
 Suite 300             (1992-present); Director,
Newport Beach, CA      Union Financial Corp. (1991-
92660                  present); Trustee, PIMCO
Age: 65                Funds (1987-present);
                       formerly Senior Consultant,
                       World Cup 1994 Organizing
                       Committee (1990-1994);
                       Senior Vice President,
                       Beatrice--U.S. Food
                       Corporation (1984-1987);
                       Director, Financial
                       Corporation of Santa Barbara
                       (1989-1990); Director,
                       Financial Corporation of
                       America, American Savings
                       and Loan (1984-1988).

Vern O. Curtis         Private Investor, (1990-      Director (since 2/95)        2,500
15213 N.W.             present); Trustee, PIMCO                                   (0.02%)
Francesca  Drive       Funds (April 1987-February
Portland, OR           1993 and February 1995-
97229                  present); Director of 16
Age: 61                Real Estate Investment
                       Trusts affiliated with
                       Public Storage, Inc.;
                       formerly Charitable Work,
                       The Church of Jesus Christ
                       of Latter Day Saints (1992-
                       1995); Dean, School of
                       Economics and Business,
                       Chapman College (1988-1991);
                       Chairman and Chief Executive
                       Officer of Denny's Inc.
                       (1980-1987).

  The Class III Director is:

                      CLASS III (TERM EXPIRING IN 1997):

                                                                             SHARES OF COMMON
                                                                            STOCK BENEFICIALLY
                                                                              OWNED AND % OF
                           PRINCIPAL OCCUPATION         POSITION(S) WITH    TOTAL OUTSTANDING
NAME, ADDRESS AND AGE     AND OTHER DIRECTORSHIPS           THE FUND           AT 3/8/96(1)
---------------------  ----------------------------  ---------------------  ------------------
Brent R. Harris*       Managing Director, PIMCO      Chairman of the Board        15,000
840 Newport Center     (1993-present); Director,     and Director (since           (0.14%)
 Drive, Suite 360      Harris Holdings (1992-        6/93)
Newport Beach, CA      present); Director, Harris
92660                  Oil Company (1992-present);
Age: 36                Chairman of the Board and
                       Trustee, PIMCO Funds (1992-
                       present); formerly
                       Principal, Senior Vice
                       President and Vice President
                       of PIMCO (1985-1993).

--------

(1) All shares listed in this table are owned with sole voting and investment power, and in the aggregate represent less than 0.2% of the total shares outstanding of common stock as of the Record Date. The Fund's Directors and executive officers in the aggregate beneficially own less than 0.45% of the Fund's common stock.

 * "Interested person" as defined in the Investment Company Act of 1940 ("1940 Act") ("interested director"). Mr. Harris is deemed to be an interested director by reason of his affiliations with PIMCO.

  The Fund has a standing Audit Committee which reviews the scope of the annual audit conducted by the Fund's independent auditors, the evaluation by such accountants of the accounting procedures followed by the Fund, and compliance by the Fund with regulations of the Securities and Exchange Commission and the Internal Revenue Service, as well as related matters. The Fund's Audit Committee is currently composed of Messrs. Babcock, Curtis, Kemp and Popejoy. During the Fund's fiscal year ended December 31, 1995, the Board of Directors held five meetings and the Audit Committee held one meeting. The Fund has no nominating committee or other committees. Each Director then in office attended at least 75% of the total number of meetings of the Board and the Committee of which he was a member.

  The following table provides information concerning the compensation of each of the incumbent Directors for services rendered to the Fund during the year ended December 31, 1995.

                                                             TOTAL COMPENSATION
                                                                    FROM
                                                 AGGREGATE     FUND AND FUND
                                                COMPENSATION     COMPLEX(2)
      NAME                                      FROM FUND(1) PAID TO DIRECTORS
      ----                                      ------------ ------------------
Guilford C. Babcock............................   $10,000         $32,500
William J. Popejoy.............................   $ 4,500         $23,250
Thomas P. Kemp.................................   $10,000         $32,500
Vern O. Curtis.................................   $ 7,500         $30,000

--------

(1) During the fiscal year ended December 31, 1995, the Fund paid each unaffiliated Director an annual retainer of $6,000 and $1,000 for each regular Board of Directors or Committee meeting attended. The Fund also reimbursed Directors for out-of-pocket expenses relating to attendance at meetings. The aggregate amount of fees paid and expenses reimbursed to the unaffiliated Directors for the fiscal year ended December 31, 1995 was $32,000.

(2) Messrs. Babcock, Popejoy, Kemp, Curtis and Harris also serve as Trustees of the PIMCO Funds, a registered, open-end management investment company. For their services, Messrs. Babcock, Popejoy, Kemp and Curtis, the Trustees who are unaffiliated with PIMCO or its affiliates, currently receive an annual retainer of $20,000 plus $2,500 for each Board of Trustees meeting attended, plus reimbursement of related expenses. For the fiscal year ended March 31, 1996, the unaffiliated Trustees as a group will receive reimbursement of such fees and expenses aggregating $86,250.

  The following table shows the executive officers of the Fund, other than those shown above, their ages, positions with the Fund and principal occupations during the past five years. The executive officers of the Fund are elected annually by the Board of Directors.

                          POSITION WITH             PRINCIPAL OCCUPATIONS
     NAME AND AGE           THE FUND             DURING THE PAST FIVE YEARS
     ------------         -------------          --------------------------
 R. Wesley Burns      President             Executive Vice President, PIMCO;
  Age 36              (Since 6/93)          formerly Vice President, PIMCO.

 William C. Powers    Senior Vice President Managing Director, PIMCO; formerly
  Age 38              (Since 7/93)          Executive Vice President, PIMCO.

 Benjamin L. Trosky   Senior Vice President Managing Director, PIMCO; formerly
  Age 36              (Since 7/93)          Executive Vice President, PIMCO.

 Dean S. Meiling      Vice President        Managing Director, PIMCO.
  Age 47              (Since 7/93)

 William F. Podlich   Vice President        Managing Director, PIMCO.
  Age 51              (Since 7/93)

 Jeffrey M. Sargent   Vice President,       Vice President and Manager of Client
  Age 33              formerly Secretary    Services, PIMCO; formerly Project
                      (Since 6/93)          Specialist, PIMCO.

 William S. Thompson  Vice President        Chief Executive Officer and Managing
  Age 50              (Since 7/93)          Director, PIMCO; formerly Managing
                                            Director, Salomon Brothers, Inc.

 Teresa A. Wagner     Vice President        Vice President and Manager of Fund
  Age 33              (Since 8/95)          Administration, PIMCO; formerly Vice
                                            President, PIMCO Advisors
                                            Institutional Services; Finance
                                            Director, Pacific Financial Asset
                                            Management Corporation.

 John P. Hardaway     Treasurer             Vice President and Manager of Fund
  Age 38              (Since 6/93)          Operations, PIMCO.

 Garlin G. Flynn      Secretary             Senior Fund Administrator, PIMCO;
  Age 49              (Since 8/95)          formerly Senior Mutual Fund Analyst,
                                            PIMCO Advisors Institutional
                                            Services; Senior Mutual Fund
                                            Analyst, Pacific Financial Asset
                                            Management Corporation.

 Joseph D. Hattesohl  Assistant Treasurer   Manager of Fund Taxation, PIMCO;
  Age 32              (Since 2/95)          formerly Director of Financial
                                            Reporting, Carl J. Brown & Co.; Tax
                                            Manager, Price Waterhouse LLP.

 Michael J. Willemsen Assistant Secretary   Project Lead, PIMCO; formerly
  Age 36              (Since 2/95)          Shareholder Services Specialist,
                                            PIMCO.

INVESTMENT MANAGER AND ADMINISTRATOR

  PIMCO, 840 Newport Center Drive, Suite 360, Newport Beach, California 92660 has served as the Fund's investment manager since August 27, 1993. PIMCO also serves as Administrator to the Fund. PIMCO is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between Pacific Investment Management Company, a California corporation and indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company ("Pacific Mutual"), and PIMCO Partners, LLC, a limited liability company controlled by the PIMCO Managing Directors.

                 PROPOSAL 2: SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors has selected Ernst & Young LLP as independent auditors to examine the financial statements of the Fund for the fiscal year ending December 31, 1996. Audit services performed by Ernst & Young LLP during the most recent fiscal year included examination of the financial statements of the Fund, review of filings with the Securities and Exchange Commission and preparation of tax returns. The Fund knows of no direct or indirect interest of such firm in the Fund. A representative of Ernst & Young LLP, if requested by any shareholder, will be present at the Meeting and have the opportunity to respond to questions from shareholders.

  The Board of Directors recommends that shareholders vote FOR the ratification of the selection of Ernst & Young LLP as independent auditors.

                           PROPOSAL 3: OTHER MATTERS

  No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                            ADDITIONAL INFORMATION

EXPENSES

  The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitations may be made by mail, telephone, telegraph or personal interview by officers or agents of the Fund. It is not anticipated that the cost of such supplementary solicitations will exceed $2,000.

QUORUM AND VOTES REQUIRED

  The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions will also be counted for quorum purposes.

  Election of Directors (Proposal 1), ratification of the selection of independent auditor (Proposal 2), and approval to transact such other business as may properly come before the Meeting (Proposal 3), will require the affirmative vote of the holders of a majority of the shares present or represented by proxy at the Meeting.

  Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will have the same effect as abstentions in determining whether an issue has received the requisite approval. Where the broker or nominee has no discretion to vote the shares as to one or both proposals before the Meeting, the non-voted shares will be excluded from the pool of shares voted on such issues. Thus, abstentions and non-votes for purposes of Maryland law would have the same effect as a negative vote on issues requiring the affirmative vote of a specified portion of the Fund's outstanding shares, but will not be considered votes cast and thus will have no effect on matters requiring approval of a specified percentage of votes cast.

  If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR the election of Directors and FOR the ratification of Ernst & Young LLP as independent auditor of the Fund for the fiscal year ending December 31, 1996.

SHAREHOLDERS' PROPOSALS

  A shareholder's proposal intended to be presented at the Fund's Annual Meeting of Shareholders in 1997 must be received by the Fund on or before November 30, 1996, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors,

                                                     Garlin G. Flynn
                                                        Secretary

Dated: March 15, 1996

                                     PROXY

               PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

                        ANNUAL MEETING OF SHAREHOLDERS

                                April 12, 1996



      The undersigned hereby appoints Teresa A. Wagner and Garlin G. Flynn, and each of them as Proxies with full power of substitution to vote and act with respect to all shares of the PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund") held by the undersigned at the Annual Meeting of Shareholders of the Fund to be held at 10:00 a.m., Pacific time, on April 12, 1996, at 840 Newport Center Drive, Newport Beach, California 92660, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND. The Board of Directors recommends that you vote FOR the following proposals:
                                      ---
I. To elect the Nominees listed below to serve as members of the Fund's Board of Directors for terms expiring as shown below, and until their successors are elected and qualify.

      William J. Popejoy - Class I (term expires 1998)
      Thomas P. Kemp - Class II (term expires 1999)
      Vern O. Curtis - Class II (term expires 1999)

      To withhold authority to vote for an individual Nominee, print the name on the line below.

      [_]  FOR ALL       [_] WITHHOLD ALL        [_] WITHHOLD
                                                     NOMINEE
                                                     NAMED BELOW


      -------------------------------------------------------------------------
           Only complete to withhold authority to vote on individual Nominee


II. To ratify the selection of Ernst & Young LLP as independent public accountants of the Fund for its fiscal year ending December 31, 1996.

      [_]  FOR           [_] AGAINST             [_] ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. Receipt of the Notice of Annual Meeting and
              ---
Proxy Statement is hereby acknowledged.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

------------------------------   -------------------------------   -------------
SIGNATURE                        SIGNATURE (JOINT OWNERS)          DATE

If as attorney, executor, guardian or in some representative capacity, or as an officer of a corporation, please add title as such.